UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 20, 2004

                                NIGHTINGALE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

               33-23429-D                             87-044988-8
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        (Commission File Number)           (IRS Employer Identification No.)

     2232 Eastwood Blvd., Ogden, UT                               84403
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(Address of Principal Executive Offices)                       (Zip Code)

                                  801-479-0742
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              (Registrant's Telephone Number, Including Area Code)


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               (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Securities Holders

     The Company's Class "A" and Class "B" Common Stock Purchase Warrants are scheduled to expire on December 31, 2004. Effective December 20, 2004, the Company's Board of Directors adopted a resolution extending the exercise period of the Class "A" and Class "B" Warrants to December 31, 2005. The Warrants may not be exercised until such time as the Company files a Post-Effective Amendment with the Securities and Exchange Commission, which amendment includes current financial statements and thereafter until such amendment is declared effective.

Item 9.01  Financial Statements and Exhibits

     Attached hereto as an exhibit is a letter from the Company's management to the Shareholders of the Company notifying them of the extension of the exercise period of the warrants.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 20, 2004

                                    NIGHTINGALE, INC.



                                    By:  /s/ William Grilz, President

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